                                                                    Exhibit 24.1


                           DIRECTOR AND/OR OFFICER OF
                                  GLIATECH INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


            The undersigned director of Gliatech Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas O. Oesterling, Ph.D., Rodney E. Dausch, Michael A. Zupon, Ph.D. and Thomas C. Daniels, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Common Stock, $0.01 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

            EXECUTED as of March 27, 1998.



   /s/ Ronald D. Henriksen
-----------------------------------
Ronald D. Henriksen
Director

                           DIRECTOR AND/OR OFFICER OF
                                  GLIATECH INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


            The undersigned director of Gliatech Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas O. Oesterling, Ph.D., Rodney E. Dausch, Michael A. Zupon, Ph.D. and Thomas C. Daniels, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Common Stock, $0.01 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

            EXECUTED as of May 20, 1998.



   /s/ William A. Clarke
-----------------------------------
William A. Clarke
Director

                           DIRECTOR AND/OR OFFICER OF
                                  GLIATECH INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


            The undersigned director of Gliatech Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas O. Oesterling, Ph.D., Rodney E. Dausch, Michael A. Zupon, Ph.D. and Thomas C. Daniels, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Common Stock, $0.01 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

            EXECUTED as of March 27, 1998.



   /s/ Irving S. Shapiro
-----------------------------------
Irving S. Shapiro
Director

                           DIRECTOR AND/OR OFFICER OF
                                  GLIATECH INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


            The undersigned director of Gliatech Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas O. Oesterling, Ph.D., Rodney E. Dausch, Michael A. Zupon, Ph.D. and Thomas C. Daniels, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Common Stock, $0.01 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

            EXECUTED as of March 27, 1998.



   /s/ Robert P. Pinkas
-----------------------------------
Robert P. Pinkas
Chairman of the Board and Director

                           DIRECTOR AND/OR OFFICER OF
                                  GLIATECH INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


            The undersigned director of Gliatech Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas O. Oesterling, Ph.D., Rodney E. Dausch, Michael A. Zupon, Ph.D. and Thomas C. Daniels, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Common Stock, $0.01 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

            EXECUTED as of March 27, 1998.



   /s/ John L. Ufheil
-----------------------------------
John L. Ufheil
Director

                           DIRECTOR AND/OR OFFICER OF
                                  GLIATECH INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


            The undersigned director of Gliatech Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas O. Oesterling, Ph.D., Rodney E. Dausch, Michael A. Zupon, Ph.D. and Thomas C. Daniels, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Common Stock, $0.01 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

            EXECUTED as of March 27, 1998.



   /s/ Theodore E. Haigler, Jr.
-----------------------------------
Theodore E. Haigler, Jr.
Director

                           DIRECTOR AND/OR OFFICER OF
                                  GLIATECH INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


            The undersigned director and officer of Gliatech Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas O. Oesterling, Ph.D., Rodney E. Dausch, Michael A. Zupon, Ph.D. and Thomas C. Daniels, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Common Stock, $0.01 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

            EXECUTED as of March 27, 1998.



   /s/ Thomas O. Oesterling
-----------------------------------
Thomas O. Oesterling, Ph.D.
President, Chief Executive Officer and Director

                           DIRECTOR AND/OR OFFICER OF
                                  GLIATECH INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


            The undersigned officer of Gliatech Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas O. Oesterling, Ph.D., Rodney E. Dausch, Michael A. Zupon, Ph.D. and Thomas C. Daniels, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Common Stock, $0.01 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

            EXECUTED as of March 27, 1998.



   /s/ Rodney E. Dausch
-----------------------------------
Rodney E. Dausch
Vice President, Chief Financial Officer and Secretary